UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2005

U.S. CONCRETE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-26025	76-0588680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2925 Briarpark, Suite 1050

Houston, Texas 77042

(Address of principal executive offices, including ZIP code)

(713) 499-6200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

At our annual meeting of stockholders on May 17, 2005, our stockholders approved an amendment to our 1999 Incentive Plan. For a description of the plan and the amendment, please see pages 26-34 of our proxy statement relating to our 2005 annual meeting of stockholders, as filed with the Securities and Exchange Commission on April 25, 2005, which description is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. CONCRETE, INC.

Date: May 23, 2005	By:	/s/ Robert D. Hardy
Robert D. Hardy
Senior Vice President and
Chief Financial Officer